Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

     THIS AGREEMENT made effective the 4th day of June, 2003.

BETWEEN:

     ROLLTECH, INC., a Nevada corporation with an office at 35-148th
     Ave. SE, Suite #9, Bellevue, Washington 98007
                                                                 (the "Company")
AND:

     THOR CAPITAL LLC, a New York limited liability company with an office at 551 Fifth Avenue, Suite 601, New York, New York 10017
                                                                   (the "Buyer")
AND:

     TALY KEREN, a businessman with an address at 1427 Bellevue
     Avenue, West Vancouver, BC, V7V3P1, Canada, and, MICHAEL SCHEGLOV a businessman with an address at 35-148th Ave. SE, Suite #9, Bellevue, Washington 98007.

                                                        (together the "Sellers")
WHEREAS:

A. The Sellers have agreed to sell to the Buyer, or his nominees, 4,510,000 common shares in the capital stock of Rolltech, Inc., a Nevada corporation, which represents 76.85% of the total issued and outstanding shares of the Company which total 5,868,500. The Common Shares are subject to resale restrictions imposed by Rule 144 of the United States Securities Act of 1933.

B. The parties hereto have reached the following agreement with respect to the sale by the Sellers of such Common Stock to the Buyer in exchange for the Buyer making an investment into the Company to be used to pay off shareholder loans owed to the Sellers.

NOW THEREFORE, for valuable consideration and upon the mutual covenants and promises contained herein, the parties hereto agree as follows:

1.   PURCHASE PRICE AND TERMS OF PAYMENT. THE SELLERS HEREBY AGREE TO SELL TO
     -----------------------------------
     THE BUYER, AND THE BUYER, IN RELIANCE ON THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, AND SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, WILL PURCHASE 4,510,000 RESTRICTED COMMON SHARES OF ROLLTECH, INC. (THE "SHARES") FROM THE SELLERS IN CONSIDERATION FOR ONE HUNDRED AND THIRTY-SEVEN THOUSAND AND FIVE HUNDRED DOLLARS (US$137,500), OF WHICH $25,500 IS TO BE PAID DIRECTLY TO THE SELLERS, AND $112,000 TO BE PAID INTO THE COMPANY BY WAY OF PRIVATE PLACEMENT OF DEBT OR EQUITY BY THE BUYER, AND PAYABLE IN FULL TO THE SELLERS IN U.S. CURRENCY AT THE CLOSING TIME BY THE COMPANY IN SATISFACTION OF ALL SHAREHOLDER LOANS OWED TO THE SELLERS. SELLERS FURTHER AGREE THAT THE REMAINING DEBT OWED TO THEM BY THE COMPANY FOR UNPAID WAGES OF $38,000 PLUS $4,152 OF INTEREST THEREON WILL BE HEREBY ASSIGNED TO THE BUYERS UPON CLOSING.

2.   Irrevocable Agreement. Once executed by the parties, this Agreement will
     ---------------------
     be irrevocable. The


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     Sellers will have the obligation to sell the Shares to the Buyer and the
     Buyer will have the obligation to purchase the Shares from the Sellers strictly in accordance to this Agreement.

3.   Resignation of Board of Directors. At or before the Closing Time, the
     ---------------------------------
     Sellers will cause each person who is a director or officer of the Company to submit his or her written resignation as director or officer of the Company, and the appointment of the Buyer's nominee(s) as director(s), which will be effective immediately.

4.   Closing Time and Place. The Closing Time will be at 2:00 p.m. (PST) June
     ----------------------
     11, 2003, at the law offices of Clark Wilson in Vancouver, B.C., or such other time and place as the parties may mutually agree upon.

5.   Representations and Warranties. The Sellers represent and warrant to the
     ------------------------------
     Buyer that:

     a) There are no outstanding shares of capital stock of the Company other than the amount disclosed of being 5,868,500 shares of the common stock of the Company; and the Sellers at the Closing Time will have full and valid title to the Shares consisting of 4,510,000 shares of the common stock of the Company, of which 4,510,000 are to be delivered to the Buyer by the Sellers hereunder, and there will be no existing impediment or encumbrance to the sale and transfer of such Shares to the Buyer; and on delivery to the Buyer of the shares being sold hereby, all of such Shares will be free and clear of all liens, encumbrances, charges or assessments of any kind; such Shares will be legally and validly issued and fully paid and non-assessable shares of the Company's common stock; and all such common stock has been issued under duly authorized resolutions of the Board of Directors of the Company.

     b) The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and has all corporate power necessary to engage in all transactions in which it has been involved in as well as any general business transactions in the future that may be desired by its directors.

     c) The Company is in good standing with the Secretary of State of the State of Nevada.

     d) That the Company has no outstanding debt or obligations whatsoever except for any items which have already been expressly disclosed to the Buyer by the Sellers.

     e) That the Company will have no assets or liabilities at the Closing Time other than those disclosed in writing to the Buyer by the Sellers. As at June 3, 2003 the Company's total liabilities amounted to US$212,551 (two hundred and twelve thousand and five hundred and fifty one US dollars) of which US$154,152 was owed to the Sellers.

     f) That the Company is not subject to any pending or threatened litigation, claims or lawsuits from any party.

     g) The Company is not a party to any contract, lease or agreement which would subject it to any performance or business obligations in the future after the closing of this Agreement.

     h) The Company does not own any real estate or any interests in real estate.

     i) The Company is not liable for any income, real or personal property taxes to any


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          governmental agencies whatsoever.

     j) The Company is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies.

     k) There are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

     l) All issuances of the Company of the shares in their common stock in past transactions have been legally and validly effected, and all of such shares in the common stock are fully paid and non-assessable.

     m) There are no outstanding subscriptions, options, warrants, convertible securities or rights or commitments of any nature in regard to the Company's authorized but unissued common stock, except options to buy 200,000 common shares issued to each of the Sellers (400,000 total), which the Sellers agree will hereby be automatically cancelled by the Company upon Closing of this transaction.

     n) There are no outstanding judgments of UCC financing instruments or UCC Securities Interests filed against the Company or any of its properties.

     o) The Company has no subsidiaries other than those expressly disclosed in the Company's SEC filings.

     p) The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

     q)   The Company has no insurance or employee benefit plans whatsoever.

     r) The Company is not in default under any contract, or any other document.

     s) The Company has no outstanding powers or attorney and no obligations concerning the performance of the Sellers concerning this Agreement.

     t) The execution and delivery of this Agreement, and the subsequent closing thereof, will not result in the breach by the Company or the Sellers of any agreement or other instrument to which they are or have been a party, nor will it result in the creation or imposition of any lien, charge or encumbrance whatsoever against the Company or the Sellers.

     u) The representations and warranties herein by the Sellers will be true and correct in all material respects on and as of the Closing Time hereof with the same force and effect as though said representations and warranties had been made on and as of the Closing Time.

6.   Covenants  of  the  Sellers.  From  the  date  of this Agreement to Closing
     ---------------------------
     Time, the Sellers covenant the following:

     a) The Sellers will to the best of their ability preserve intact the current status of the Company and the trading capacity of the Company as a NASD OTC Bulletin Board listed company (OTCBB: RLTE).


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     b)   The Sellers will furnish Buyer with whatever corporate records and documents are available, such as Articles of Incorporation and Bylaws.

     c) The Company will not enter into any contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of Buyer between the effective date of this agreement and the Closing Time.

     d) The Company will not amend or change its Articles of Incorporation or Bylaws, or issue any further shares in the common stock of the Company without the express written consent of Buyer.

     e) The Company will not issue any stock options, warrants or other rights or interests in or to its shares of the common stock without the express written consent of Buyer.

     f) The Sellers will not encumber or mortgage any right or interest in their shares of the common stock being sold to the Buyer hereunder, and also they will not transfer any rights to such shares of the common stock to any third party whatsoever.

     g) The Company will not declare any dividend in cash or stock, or any other benefit.

     h) The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

     i) The Sellers will obtain and submit to the Buyer resignations of current officers and directors.

     j) The Sellers agree to buy the Company's wholly owned subsidiary Golden Caviar, Inc., a Nevada corporation for US$1 (one US dollar) from the Company.

     k) Sellers will execute an assignment of debt for the remaining debt owed to them by the Company (in excess of $112,000) of US$42,152 in the form attached as Schedule A and deliver along with other documents at Closing Time.

7.   Access  to  Records.  Between  the  date  of this Agreement and the Closing
     -------------------
     Time, the Sellers will afford any representative of the Buyer free and full access to all premises, properties, books, accounts and other records of the Company in order to provide Buyer full opportunity make whatever investigations of the Company as the Buyer will desire. If any such investigation or inquiry gives the Buyer reason to believe that Sellers may have breached any term or condition of this Agreement, the Buyer will so advise the Sellers in writing and this agreement will be terminated at the option of the Buyer.

8.   Expenses. Each party hereto will pay such party's personal expenses and
     --------
     legal fees in connection with this transaction.

9.   Revisions. The parties hereto by mutual agreement in writing may extend
     ---------
     the time for the performance of any term or condition of this Agreement, extend the Closing Time of this Agreement, waive any inaccuracies in any representations contained herein, and waive the future performance of any obligation hereunder.

10.  Binding Effect. This Agreement will be binding upon and enure to the
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     benefit of the respective


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     parties hereto and any successors, heirs and assigns, provided that no rights hereunder may be assigned by any party hereto without the express written consent of the other parties.

11.  Entire Agreement. This Agreement contains the entire agreement between
     ----------------
     the Sellers and the Buyer regarding this transaction, and supersedes all prior oral and written understandings and transactions related thereto.

12.  Governing Law. This Agreement will be governed by the laws of the State
     -------------
     of Nevada, excluding the laws of conflicts therein.

13.  Counterparts. This agreement may be signed in counterparts and
     ------------
     transmitted by facsimile, each part of which will be deemed to be an original, and together constitute but one whole document.

14.  Time. Time is of the essence of this agreement.
     ----

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

COMPANY                                SELLERS


/s/  Michael  Scheglov                 /s/  Taly  Keren
--------------------------             ----------------------------
Per:  President                        TALY  KEREN

BUYER                                  SELLERS


/s/  Roman  Livson                     /s/  Michael  Scheglov
--------------------------             ----------------------------
Per:  ROMAN  LIVSON                    MICHAEL  SCHEGLOV


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                                   SCHEDULE A

                                 DEBT ASSIGNMENT

The undersigned hereby assign US$42,152 of debt owed to them by Rolltech, Inc., a Nevada corporation, to Thor Capital, LLC.

Dated: June 4, 2003


/s/  Taly  Keren                         /s/  Michael  Scheglov
------------------------                 -----------------------------
TALY  KEREN                              MICHAEL  SCHEGLOV


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